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                                                                 EXHIBIT 10.48

                                    GUARANTY


          THIS GUARANTY ("GUARANTY") IS MADE AS OF THIS 30TH DAY OF SEPTEMBER, 1998, BY CHIH PING LIU ("GUARANTOR") FOR THE BENEFIT OF CALYPTE BIOMEDICAL CORPORATION, A DELAWARE CORPORATION ("LENDER").

                                    BACKGROUND
     A. Lender has loaned Pepgen Corporation ("Borrower") $385,000 evidenced by a secured promissory note of even date herewith (the "Note"). In order to induce Lender to loan such $385,000 to Borrower, Guarantor, the Chairman of the Board of Borrower, has agreed to personally guaranty the obligations of Borrower under the Note.

                                   AGREEMENT
          GUARANTY. Guarantor hereby guaranties the payment when due (whether at stated maturity, by acceleration, or otherwise) of all obligations of Borrower to Lender under the Note. All obligations of Borrower to Lender under the Note, including without limitation all obligations for principal and interest, are referred to herein as the "Guarantied Obligations".

     Guarantor shall pay to Lender all amounts payable by Guarantor hereunder immediately upon demand.

          ABSOLUTE OBLIGATIONS. The obligations of Guarantor hereunder are absolute, independent, and unconditional under any and all circumstances (and a separate action or actions may be brought to enforce this Guaranty), and no invalidity or unenforceability of all or any part of the Guarantied Obligations, or of all or any part of the Note shall affect, impair, or be a defense to this Guaranty. Without limiting the generality of the foregoing, no bankruptcy, insolvency, liquidation, reorganization or similar proceeding involving or affecting Borrower shall affect, impair, or be a defense to this Guaranty, and no limitation on the liability of Borrower in such a proceeding shall diminish or limit the liability of Guarantor hereunder. In the event that Lender is prevented, by operation of law or otherwise, from accelerating the Guarantied Obligations or otherwise seeking to collect the Guarantied Obligations from, or to enforce the Guarantied Obligations against, Borrower, in respect of any event of default under the Note, Guarantor shall nevertheless pay the full amount of the Guarantied Obligations as if the Guarantied Obligations had been accelerated.

          CERTAIN AUTHORIZATIONS, WAIVERS AND CONSENTS.

               In connection with its obligations under this Guaranty and the Note, Borrower expressly:

                    authorizes Lender to, without notice to or demand on Guarantor, and without releasing or exonerating Guarantor from any of his Guarantied Obligations hereunder (including any release or exoneration that might occur under any of Sections 2819, 2845, 2848, 2849 or 2850 of the California Civil Code) or otherwise


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affecting Guarantor's liability hereunder or under the Note, from time to time to, in Lender's absolute discretion: (A) alter, compromise, renew, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the Guarantied Obligations or the Note, or any part thereof, including the increase or decrease of the rate of interest thereon and the increase in the amount of credit available thereunder or the advance otherwise of additional funds to or for the benefit of Borrower or any other Person (as defined in Section 3(b) below) obligated under the Guarantied Obligations; (B) take and hold security for the payment of the Guarantied Obligations or the obligations of Guarantor or any portion of any of the foregoing, and exchange, enforce, perfect, fail to perfect, waive, or release any such security; (C) release Borrower, or any other Person liable in respect of all or any portion of the Guarantied Obligations; (D) permit or suffer the impairment of any of the obligations of Borrower, or any other Person liable in respect of all or any portion of the Guarantied Obligations, in a case under the Bankruptcy Code by or against Borrower or any such Person; (E) permit or suffer the disallowance, avoidance or subordination of any of the Guarantied Obligations, or any obligations of any such Person and
(F) apply payments received by Lender from Borrower, Guarantor or any such Person to any indebtedness of such payer to Lender, in such order as Lender shall determine in its sole discretion.

                    represents and warrants to Lender that Guarantor has established adequate means of obtaining from Borrower, on a continuing basis, financial and other information pertaining to Borrower's financial condition, and agrees to keep adequately informed by such means of any facts, events or circumstances which might in any way affect its risks hereunder, and Guarantor further agrees that Lender shall not have any obligation to disclose to it any information or material about Borrower or any other Person liable in respect of all or any portion of the Guarantied Obligations that is acquired by Lender in any manner;

                waives any and all rights and defenses based upon or arising by reason of: (A) any disability or other defense of Borrower or any other Person;
(B) the cessation or limitation from any cause whatsoever, other than payment and performance in full, of the obligations of Borrower or any other Person in respect of the Guarantied Obligations or the obligations of Guarantor hereunder and under the Note; (C) any lack of authority of any officer, director, partner, agent, or any other Person acting or purporting to act on behalf of Borrower or any other Person liable in respect of all or any portion of the Guarantied Obligations, or any defect in the formation of Borrower or any such other Person; (D) the application by Borrower or any other Person of the proceeds of any of the Guarantied Obligations for purposes other than the purposes represented by Borrower or any such other Person to Lender or Guarantor, or intended or understood by Lender or Guarantor; (E) any act or omission by Lender which directly or indirectly results in or aids the discharge of Borrower, or any other Person, or any of the Guarantied Obligations, or the obligations of Guarantor or any other Person by operation of law or otherwise; (F) any modification of all or any portion of the Guarantied Obligations or of any other Person under the Note, in any form whatsoever, and including, without limitation, the renewal, extension, acceleration or other change in time for payment of such obligations, or other change in the terms of such obligations or any part thereof, including any increase or decrease of the rate of


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interest thereon and any increase in the amount of credit available thereunder, (G) any act or occurrence authorized under subparagraph 3(a)(i) hereof or (H) any other statute or principle of law that would have the effect of exonerating Guarantor or limiting Guarantor's liability, or Lender's rights, hereunder.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a country or political subdivision thereof or any agency or instrumentality of such country or subdivision.

          WAIVER OF NOTICE, ETC. Guarantor waives to the fullest extent permitted by applicable law: (a) acceptance and notice of acceptance of this Guaranty; (b) demands for the performance or observance of all or any of the Guarantied Obligations; (c) presentment, protest, or notice of dishonor and protest of the Guarantied Obligations; (d) notice of any extensions, consents, or waivers given to Borrower or any other Person, notices of new or additional indebtedness of Borrower or any other Person to Lender or any increase in the Guarantied Obligations, and notice of the occurrence of any potential default or event of default under the Note or of any other condition relating to the financial condition of Borrower or of any other Person liable in respect of all or any portion of the Guarantied Obligations; (e) any rights or claim of right to cause a marshaling of Borrower's or any other Person's assets, or to cause Lender to proceed against Borrower or any other Person in any particular order and (f) any requirement of diligence or promptness on Lender's part in making any claim or demand on or commencing against Borrower or otherwise enforcing Lender's rights in respect of the Guarantied Obligations, this Guaranty or the Note.

          BANKRUPTCY, REORGANIZATION, INSOLVENCY. No obligation of Guarantor under this Guaranty or the Note shall be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Borrower or any other Person, or by any defense which Borrower or any other Person may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding. Guarantor acknowledges and agrees that any interest on the Guarantied Obligations which accrues after the commencement of any such proceeding (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on any such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of the parties that the Guarantied Obligations should be determined without regard to any rule of law or order which may relieve Borrower or any other Person of any portion of such Guarantied Obligations. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment of any of the Guarantied Obligations or any part thereof is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy, reorganization, moratorium, or other debtor relief proceeding of Borrower or any other Person, or otherwise, all as though such payment had not been made. Guarantor waives any right of the deferral or modification of Guarantor's obligations hereunder by virtue of any such proceeding.


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          WAIVER OF RIGHTS, SUBROGATION, INDEMNITY, ETC.  Guarantor hereby waives any right of subrogation, reimbursement, indemnification, or contribution, or any similar right with respect to Borrower or any other Person that relates in any way to any of the Guarantied Obligations, including any rights arising under any of Sections 2787 through 2855 inclusive of the California Civil Code. If any amount is received by Guarantor in respect of any such right in violation of the foregoing prohibition, Guarantor shall receive such amount as the property of, or as trustee for, Lender, and shall pay such amount over to Lender on account of the Guarantied Obligations in exactly the form received, together with any required endorsement or assignment of Guarantor, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

          OTHER RIGHTS OF LENDER. All rights and remedies of Lender, whether under this Guaranty or the Note, or by law, are separate and cumulative, and the exercise of one shall not limit or prejudice the exercise of any other such rights or remedies. The waivers by Guarantor in this Guaranty shall not be deemed exclusive of any additional waivers by Guarantor which may be deemed to exist at law or in equity. No delay or omission by Lender in exercising any rights or remedies shall operate as a waiver thereof. No waiver of any right or remedy of Lender, and no modification or amendment of this Guaranty or consent to any departure therefrom, shall be effective unless the same shall be in writing and duly signed by Lender, as the case may be. Any such written waiver shall apply only to the particular instance specified therein and shall not impair the further exercise of such right or remedy or of any other right or remedy of Lender, and no single or partial exercise of any right or remedy under this Guaranty shall preclude any other further exercise thereof or any other right or remedy.

          SECURITY INTEREST. Guarantor hereby expressly grants Lender a security interest in his home, which security interest is evidenced by the deed of trust attached as Exhibit A to the Note (the "Deed of Trust"). In the event that Borrower has not paid the Note in full within two weeks of the date hereof, including all interest due thereon, Lender may perfect such security interest by filing the Deed of Trust in the office of recorder of deeds in the county in which Guarantor's home is located.

          DURATION. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Note has been terminated or has expired and all of the Guarantied Obligations and any amounts payable by Guarantor under this Guaranty or the Note has been indefeasibly paid in full; provided, however, that this Guaranty shall be reinstated following such payment in full to the extent, and under the circumstances, provided in Section 5 hereof, or if any additional Guarantied Obligations are created by any subsequent note.

          MISCELLANEOUS.

               SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon Guarantor and his successors and assigns, and shall inure to the benefit of Lender and its respective transferees, successors and assigns. Lender may assign (or otherwise


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transfer) all or any part of its rights under this Guaranty in connection with any assignment or other transfer of all or any portion of its interest in the Guarantied Obligations. Guarantor shall have no right to assign or transfer any of his rights or obligations hereunder.

               SEVERABILITY. If any provision of this Guaranty is held to be invalid or unenforceable by a court of competent jurisdiction: (i) this Guaranty shall be construed as not containing such provision to the extent held invalid or unenforceable, (ii) the other provisions of this Guaranty shall remain in full force and effect, and (iii) the rights and obligations of the parties hereto shall be construed and enforced accordingly to achieve the intent of this Guaranty.

               GOVERNING LAW. This Guaranty shall be construed in accordance with and governed by the law of the State of California without reference to the choice of law principles thereof.

               ATTORNEYS' FEES. Guarantor agrees to pay reasonable attorneys' and consultants' fees and expenses and all other costs and expenses incurred by Lender in the enforcement, interpretation or administration of this Guaranty and the Note to which Guarantor is party, including, without limitation, all reasonable out-of-pocket costs and expenses of Lender, if any, in connection with any bankruptcy or other insolvency proceeding involving Borrower, Guarantor or any other Person liable in respect of all or any portion of the Guarantied Obligations.

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     IN WITNESS WHEREOF,  Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR AND HIS SPOUSE (IF HE IS MARRIED) ACKNOWLEDGE THAT CERTAIN LEGAL RIGHTS GUARANTOR AND HIS SPOUSE MIGHT OTHERWISE HAVE HAD HAVE BEEN WAIVED UNDER THIS GUARANTY. GUARANTOR AND HIS SPOUSE EACH HAVE READ THIS GUARANTY AND WARRANT THAT SUCH WAIVERS AND THEIR IMPLICATIONS ARE UNDERSTOOD.

GUARANTOR:

/s/ Chih-Ping Liu
---------------------------------------
Chih Ping Liu

GUARANTOR'S SPOUSE (IF ANY):

/s/ Ko-Ming Liu
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(Signature)

Acknowledged and Agreed:

BORROWER:

/s/ Chih-Ping Liu
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Chih Ping Liu (C.P. Liu)
Title:  Chairman of the Board
      ---------------------------------